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                                                                    Exhibit 10.5

                   SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

      This Subscription and Stock Purchase Agreement (the "Agreement") is entered into as of the 27th day of September, 1999, by and between HF Holdings, Inc., a Delaware corporation (the "Company"), and HF Investment Holdings, LLC, a Delaware limited liability company ("HF LLC").

      WHEREAS, the Company and ICON Health & Fitness, Inc. ("Health & Fitness") have made an exchange offer, pursuant to the Exchange Offer and Consent Solicitation, dated July 30, 1999, as supplemented (the "Exchange Offer"), for all outstanding 13% Senior Subordinated Notes due 2002 of Health & Fitness ("13% Notes"), 15% Senior Secured Discount Notes due 2004 of IHF Holdings, Inc. ("15% Notes"), and 14% Senior Discount Notes due 2006 of ICON Fitness Corporation ("14% Notes");

      WHEREAS, HF LLC, as the "Non-CSFB Investors LLC" under the term sheet, dated July 8, 1999, as amended and attached to the Exchange Offer as Annex H (the "Term Sheet"), wishes to purchase from the Company, and the Company wishes to sell and issue to HF LLC, shares of the Company's common stock, par value $.001 per share ("Common Stock"), upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement, intending to be legally bound, mutually agree as follows:

                                   ARTICLE I

                          Purchase and Sale of Shares

      1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, HF LLC does hereby subscribe for and agrees to purchase at the Closing (as defined below), and the Company does hereby agree to sell to HF LLC at the Closing, five million one hundred sixty thousand thirty-five (5,160,035) shares (the "Shares") of Common Stock.

      1.2 Purchase Price. In consideration for the sale of the Shares by the Company to HF LLC hereunder, HF LLC shall pay to the Company an amount (the "Purchase Price") equal to thirty million dollars ($30,000,000).

      1.3 Closing. The purchase, sale and issuance of the Shares hereunder shall occur at a closing (the "Closing") to be held immediately prior to, and conditioned upon, the closing of
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the transactions contemplated by the Term Sheet (the "ICON Restructuring"). At
the Closing, and upon payment of the Purchase Price, the Company shall issue and deliver to HF LLC, or its nominee, a certificate representing the Shares. Payment of the Purchase Price shall be made at the Closing by delivery of a wire transfer of same day funds denominated in U.S. dollars, unless otherwise mutually agreed in writing with the Company.

                                   ARTICLE II

                  Representations and Warranties of the Company

      2.1 Organization and Standing. The Company represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

      2.2 Authorization. The Company represents and warrants that all corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

      2.3 Validity of Shares. The Company represents and warrants that the Shares, when sold, issued and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully paid and nonassessable, and free and clear of all liens, encumbrances and restrictions of any kind, except as contemplated hereunder and under the Stockholders Agreement (the "Stockholders Agreement"), attached as Annex C to the Exchange Offer.

                                   ARTICLE III

              Representations, Warranties and Agreements of HF LLC

      3.1 Organization and Standing. HF LLC represents and warrants that it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted.

      3.2 Authorization. HF LLC represents and warrants that all action on the part of HF LLC necessary for the authorization, execution, delivery and performance of this Agreement by HF LLC has been taken, and that this Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of HF LLC,


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except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

      3.3 Investment Representations and Undertakings.

            (a) HF LLC hereby represents that (i) the Shares will be acquired by it for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws, and (ii) it has no current intention of selling or otherwise distributing the same in violation of applicable federal and state securities laws. By executing this Agreement, HF LLC further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell or otherwise transfer to such person, or to any other person, any of the Shares in violation of applicable federal and state securities laws;

            (b) HF LLC understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is in part predicated on representations of HF LLC set forth in this Agreement;

            (c) HF LLC represents that it has such knowledge in financial and business matters as to be capable of evaluating the merits and risks of its investment and that it is an "accredited investor" as such term is defined in Regulation D promulgated pursuant to Section 4(2) of the 1933 Act. HF LLC further represents that it has had access, during the course of the transactions contemplated hereby and prior to its purchase of Shares, to the same kind of information that is specified in Part I of a registration statement under the 1933 Act and that it has had, during the course of the transactions contemplated hereby and prior to its purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company (and Health & Fitness) concerning the terms and conditions of the Exchange Offer and to obtain additional information (to the extent the Company (and Health & Fitness) possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. HF LLC understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment;

            (d) HF LLC understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom and, in the absence of an effective registration statement covering the Shares


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      or an available exemption from registration under the 1933 Act, that the
      Shares may have to be held indefinitely and, as a consequence, that HF LLC must be prepared to bear the economic risk of this investment for an indefinite period of time. In that regard, HF LLC understands and acknowledges that, except as may be provided in the Stockholders Agreement, the Company is under no duty or obligation, contractual or otherwise, to register the Shares under the 1933 Act or to comply with the terms of any exemption thereunder. In particular, HF LLC acknowledges that it is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of that Rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. Such information is not now available, and the Company has no current plans to make such information available. HF LLC represents that, in the absence of an effective registration statement covering the Shares, it will sell, transfer or otherwise dispose of the Shares only in a manner consistent with its representations set forth herein and then only in accordance with the Stockholders Agreement; and

            (e) HF LLC also understands and acknowledges that the Stockholders Agreement imposes certain obligations with respect to and additional restrictions on transferability of the Shares and, that as a party to the Stockholders Agreement, that the certificates issued to it evidencing the Shares will bear certain legends, restricting transferability of the Shares, all as required by the Stockholders Agreement.

                                   ARTICLE IV

                 Conditions to Obligations of HF LLC at Closing

      The obligations of HF LLC under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

      4.1 Representations and Warranties. The representations and warranties of the Company contained in Article II hereof shall be true and correct on and as of the Closing with the same force and effect as if they had been made at the Closing.

      4.2 Performance. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

      4.3 Restructuring Conditions. All conditions to the obligation of HF LLC to consummate the ICON Restructuring under the Term Sheet shall have been satisfied or waived.


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                                    ARTICLE V

             Conditions to the Obligations of the Company at Closing

      The obligations of the Company under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

      5.1 Representations and Warranties. The representations and warranties of HF LLC contained in Article III hereof shall be true and correct on and as of the Closing Date with the same force and effect as if they had been made at the Closing.

      5.2 Performance. HF LLC shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it on or before the Closing.

      5.3 Restructuring Conditions. HF LLC shall have executed and delivered a counterpart copy of the Stockholders Agreement, and all other conditions to the obligation of the Company to consummate the ICON Restructuring under the Term Sheet shall have been satisfied or waived.

                                   ARTICLE VI

                           Mutual Conditions Precedent

      The obligations of the Company and HF LLC under Article I of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

      6.1 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective.

                                   ARTICLE VII

                                  Miscellaneous

      7.1 No Waiver; Modifications in Writing. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and HF LLC.


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      7.2 Taxes. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the original issuance of the Shares, but excluding all federal, state and local income or similar taxes, and shall save and hold HF LLC harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

      7.3 Counterparts. This Agreement may be executed in multiple counterparts, each of which, when executed and delivered, shall be deemed to be an original, but all of which taken together shall constitute one and the same Agreement.

      7.4 Binding Effect; Assignment. The rights and obligations of HF LLC under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and permitted assigns. This Agreement shall be binding upon the Company and HF LLC, and their respective successors and permitted assigns.

      7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies, but without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

      7.6 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      7.7 Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      7.8 Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.


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      7.9 Survival of Agreements, Representations and Warranties. All
agreements, representations and warranties contained herein or made in writing by or on behalf of the Company or HF LLC, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares and payment therefor.

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      WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal, as of the date first above written.

                                        HF HOLDINGS, INC.

                                        By: /s/ S. Fred Beck
                                           -------------------------------------
                                           Name:  S. Fred Beck
                                           Title: Chief Financial Officer, Vice
                                                  President & Treasurer


                                        HF INVESTMENT HOLDINGS, LLC

                                        By: /s/ Gary E. Stevenson
                                           ------------------------------------
                                           Name:  Gary E. Stevenson
                                           Title: Administrative Member


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